                                                             EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of AmeriCredit Corp. on Form S-8, of our report dated August 10, 1995, on our audits of the consolidated financial statements of AmeriCredit Corp.


COOPERS & LYBRAND, L.L.P.



Fort Worth, Texas
February 15, 1996